Exhibit 10.3
SUCCESSFACTORS, INC.
2001 STOCK OPTION PLAN
NOTICE OF STOCK OPTION GRANT

YOUR NAME (Name)

(Address)

(Address)
     You have been granted an option to purchase Common Stock “Common Stock” of SuccessFactors, Inc., a Delaware corporation (the “Company”) as follows:

Board Approval Date:

Date of Grant (Later of Board Approval Date or Commencement of Employment/Consulting):

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:		☑ Incentive Stock Option

☐ Non-Qualified Stock Option

Term/Expiration Date:

Vesting Schedule:	This Option may be exercised, in whole or in part, as follows: (a) On the one year anniversary of the Vesting Commencement Date this Option shall become exercisable as to 1/4th of the Shares; and (b) thereafter this Option shall become exercisable as to an additional 1/48th of the Shares on each monthly anniversary of the Vesting Commencement Date so that all the Shares become exercisable within four years of the Vesting Commencement Date. No Shares shall become exercisable after the termination of Optionee’s employment or consulting relationship with the Company. Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company’s Common Stock greater than the “Total Number of Shares Granted” indicated above. If the application of this vesting schedule results in a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month of the Vesting Schedule when the balance of all Shares shall become exercisable.

Termination Period:	This Option may be exercised for 90 days after termination of Optionee’s employment or consulting relationship with the Company except as set out in Sections 5, 6, or 7 of the Stock Option Agreement (but in no event later than the Expiration Date).
     By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 2001 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

YOUR NAME:	SUCCESSFACTORS, INC.

By:

Signature

Address (if different from previous page):

SUCCESSFACTORS, INC.
2001 STOCK OPTION PLAN
STOCK OPTION AGREEMENT
     1. Grant of Option. SuccessFactors, Inc., a Delaware corporation (the “Company”), hereby grants to YOUR NAME (“Optionee”), an option (the “Option”) to purchase a total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the SuccessFactors, Inc. 2001 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.
     If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code (the “Code”).
     2. Exercise of Option. This Option shall be exercisable during its Term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:
          (a) Right to Exercise.
                    (i) This Option may not be exercised for a fraction of a share.
                    (ii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in Section 2(a)(i).
                    (iii) In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.
          (b) Method of Exercise. This Option shall be exercisable by execution and delivery of the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the “Exercise Agreement”) or of any other form of written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of applicable law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.
     3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:
          (a) cash or check;
          (b) by cancellation of indebtedness of the Company to the Optionee;
          (c) and with the approval of the Committee, by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;
          (d) by waiver of compensation due to Optionee for services rendered;
          (e) surrender of other shares of Common Stock of the Company which (i) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or
          (f) if there is a public market for the Shares and they are registered under the Exchange Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the Exercise Price.
     4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.
     5. Termination of Relationship. In the event of Termination of Optionee, Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

     6. Disability of Optionee.
          (a) Notwithstanding the provisions of Section 5 above, in the event of Termination of Optionee as a result of Optionee’s total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise this Option to the extent Optionee was entitled to exercise it as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option as of the Termination Date, or if Optionee does not exercise such Option (to the extent so entitled) within the time specified in this Section 6(a), the Option shall terminate.
          (b) Notwithstanding the provisions of Section 5 above, in the event of Termination of Optionee as a result of disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), exercise the Option to the extent Optionee was entitled to exercise it as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 6(b), the Option shall terminate.
     7. Death of Optionee. In the event of the death of Optionee (a) during the Term of this Option and while an employee or consultant of the Company and having been in continuous status as an employee or consultant since the date of grant of the Option, or (b) within 30 days after Optionee’s Termination Date, the Option may be exercised at any time within six months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.
     8. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
     9. Term of Option. This Option may be exercised only within the Term set forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 5 of the Plan.
     10. Tax Consequences. Set forth below is a brief summary as of the date of this Option of certain of the federal and California tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE

SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
          (a) Exercise of Incentive Stock Option. If this Option qualifies as an Incentive Stock Option, there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.
          (b) Exercise of Non-qualified Stock Option. If this Option does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
          (c) Disposition of Shares. In the case of a Non-qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. In either case, through 2008, long-term capital gain will be taxed for federal income tax and alternative minimum tax purposes at a maximum rate of 15% if the Shares are held more than one year. If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.
          (d) Notice of Disqualifying Disposition of Incentive Stock Option Shares. If the Option granted to Optionee herein is an Incentive Stock Option, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.
     11. Withholding Tax Obligations. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. If Optionee is subject at the time of exercise of this Option to Section 16(b) of the Exchange Act (an “Insider”), Optionee may provide for payment of Optionee’s minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 6(c) of the Plan. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.
     12. Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such underwritten offering of the Company’s securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.
13. Data Privacy Notice and Consent.
          (a) The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Stock Option Agreement by and among, as applicable, the Company, its parent, its subsidiaries and its affiliates for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
          (b) The Optionee understands that the Company may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Options or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).
          (c) The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country, or elsewhere, including outside the European Union, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the Options may be deposited. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Optionee understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.
[Signature Page Follows]

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

SUCCESSFACTORS, INC.
By:
Lars Dalgaard, President

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ANY SHARES ISSUED PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.
     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.

Dated:
YOUR NAME

EXHIBIT A
SUCCESSFACTORS, INC.
2001 STOCK OPTION PLAN
EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
     This Agreement (“Agreement”) is made as of              , by and between SuccessFactors, Inc., a Delaware corporation (the “Company”), and YOUR NAME (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2001 Stock Option Plan.
     1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                                          shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Company’s 2001 Stock Option Plan (the “Plan”) and the Notice of Stock Option and Stock Option Agreement dated                      (the “Option Agreement”). The purchase price for the Shares shall be $0.00 per Share for a total purchase price of $                                         . The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
     2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by (a) cash, (b) check made payable to the Company, (c) cancellation of indebtedness of the Company to Purchaser, (d) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; (e) by waiver of compensation due to Optionee for services rendered; (f) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (g) a combination of the foregoing.
     3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.
          (a) Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).

                    (i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
                    (ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.
                    (iii) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
                    (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
                    (v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
                    (vi) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family (as defined below) or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
          (b) Involuntary Transfer.
                    (i) Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.
                    (ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(b)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.
          (c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the Parent or a 100% owned Subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.
          (d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
          (e) Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

          (f) Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.
     4. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
          (a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
          (c) Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
          (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     5. Restrictive Legends and Stop-Transfer Orders.
          (a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by any other applicable state and federal corporate and securities laws):
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AND MAY NOT BE TRANSFERRED EXCEPT AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL AND REPURCHASE OPTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.”
          (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
          (d) Removal of Legend. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the first legend referred to in Section 5(a): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser’s request, a new certificate or certificates representing the Shares not repurchased shall be issued without the first legend referred to in Section 5(a), and delivered to Purchaser.
     6. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
     7. Miscellaneous.
          (a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
          (b) Entire Agreement; Enforcement of Rights. The Plan and the Option are hereby incorporated by reference in this Agreement. This Agreement (including the Plan and the Option) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
          (c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
          (d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
          (e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.
          (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
          (g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
          (h) California Corporate Securities Law. THE PLAN, THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE “REGULATIONS”). ANY PROVISION OF THIS EXERCISE AGREEMENT THAT IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.
          (i) Tax Consequences. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX CONSULTANT(S) PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF THE SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY OR IF PURCHASER IS AN INSIDER SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER’S TAX ADVISERS CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE.
[Signature Page Follows]

     The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

COMPANY: SUCCESSFACTORS, INC.
By:

Name:
(print)

Title:

1500 Fashion Island Blvd., Suite 300 San Mateo, CA 94403

PURCHASER: YOUR NAME:

(Signature)

Address:

     I, ____________, spouse of YOUR NAME, have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of YOUR NAME